PLACEMENT AGENT AGREEMENT

                                                         Dated November 19, 2004

Sterling Financial Investment Group, Inc.
1111 Brickell Avenue, Ste. 1375
Miami, FL 33131

Ladies and Gentlemen:

1.   Offering.
     --------

     A. New York Health Care, Inc., a New York corporation (the "Company"), hereby engages Sterling Financial Investment Group, Inc. ("Sterling" or the "Placement Agent") to act as its exclusive placement agent in connection with the issuance and sale by the Company (the "Offering") of $6,000,000 ("maximum offering")/$4,000,000 ("minimum offering") of shares of the Company's common stock , $.01 par value (the "Common Stock") and five (5) year redeemable warrants for the purchase of the Company's Common Stock ("Subscriber Warrants" and collectively with the Common Stock, the "Securities"). Sterling is hereby authorized to engage, at Sterling's option, the services of other broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD") to assist Sterling in soliciting subscribers and to remit to such broker-dealers the commissions payable to Sterling hereunder as Sterling shall determine.

          The Offering is subject to (i) the terms and conditions set forth in the Company's Confidential Private Offering Memorandum dated September 23, 2004 (such memorandum with all amendments and exhibits thereto (the "Memorandum")). The Offering is also subject to a subscription agreement to be executed by each purchaser of the Common Stock and Subscriber Warrants and the Company (collectively, the "Subscription Agreements") (The Subscription Agreement and the Memorandum are collectively referred to as the "Offering Documents"). Upon successful consummation of the Offering by Sterling, the Company shall issue and sell to Sterling or its designee(s), for nominal consideration, five (5) year placement agent warrants (as defined) to purchase that number of shares of Common Stock equal to 15% of the sum of (i) the number of shares of Common Stock and (ii) shares underlying the Subscriber Warrants sold in the Offering (the "Placement Agent Warrants"). The Placement Agent Warrants shall have an exercise price equal to 100% of the price at which the Common Stock is sold in the Offering. The Placement Agent Warrants will also have a cashless exercise provision as well as standard anti-dilution provisions (i.e. stock splits, stock dividends, recapitalizations). The Common Stock, the Subscriber Warrants, the Placement Agent Warrants, the shares of Common Stock underlying the Subscriber Warrants (the "Subscriber Warrant Shares") and the shares of Common Stock underlying the Placement Agent Warrants (the "Placement Agent Shares") are hereinafter sometimes collectively referred to as the "Securities." The Common Stock and Subscriber Warrants will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act"). Purchasers of the Common Stock and Subscriber Warrants will be granted certain registration rights with respect to the Common Stock and the Subscriber

Warrant Shares as more fully set forth in the Subscription Agreements. Sterling will be granted certain registration rights with respect to the Placement Agent Shares as more fully set forth in the Placement Agent Warrants, which terms shall be no more favorable than any registration rights granted to the investors in the Offering.

     B. The Common Stock and Subscriber Warrants will be offered by Sterling on a "best efforts," "all or none" basis as to the minimum offering and a "best efforts" as to the remaining amount. The Company will issue the certificates representing the Common Stock and the Subscriber Warrants at a closing (the
"Closing") after subscriptions have been received and accepted by the Company and when funds from investors have cleared the banking system in the normal course of business.

     C. The Offering shall terminate on the earliest of (i) the date that the Company and Sterling, in our mutual discretion, may determine, or (ii) October 29, 2004, unless the Company and Sterling extend the Offering at their sole discretion by up to an additional 90 days (the "Offering Period"). If the Offering is not sold prior to the end of the Offering Period, the Offering will be terminated and all funds received from investors will be returned thereto, without interest thereon or deduction therefrom. With respect to any subscriptions that are received by Sterling or accepted by the Company subsequent to the Offering Period, all funds received by investors will be returned thereto, without interest thereon or deduction therefrom. The Company and Placement Agent reserve the right to reject any and all subscription agreements in excess of the minimum Offering.

2.   Information.
     -----------

     A. The Common Stock and Subscriber Warrants shall have the terms set forth in and shall be offered by the Company by means of the Offering Documents. Payment for the Common Stock shall be made by check, money order or wire transfer as more fully described in the Subscription Agreement. The minimum purchase by any purchaser shall be $25,000, unless subscriptions for lesser amounts are accepted at the discretion of the Company and Sterling. Sterling and the Company agree that the Common Stock and Subscriber Warrants will be offered "accredited investors" within the meaning of Rule 501 of Regulation D ("Accredited Investors") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act and Rule 506 of Regulation D under the Securities Act.

     B. All Funds received from subscriptions arranged will be promptly transmitted to the escrow account maintained at Wachovia Bank and designated as New York Health Care Escrow Agreement, Wachovia Bank NA. In the event that a Closing occurs, the funds received in respect of the Common Stock and Subscriber Warrants closed on will be forwarded to the Company, against delivery of the appropriate amount of the Common Stock and Subscriber Warrants offered, net of
(i) the placement agent commission equal to ten percent (10%) of the gross proceeds from the Common Stock and Subscriber Warrants; (ii) an unaccountable expense fee of three percent (3%) of the gross proceeds from the Common Stock and Warrant, less the $35,000 paid by the Company on account; (iii) up to $40,000 of fees for counsel to the Placement Agent upon receipt by the Company of appropriate documentation thereof and (iv) any other costs paid by the Placement Agent on the Company's behalf, which are obligations of


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
the Company under Section 7 hereof and which Placement Agent shall provide an itemized list thereof.

     C. The Company and Sterling reserve the right to reject any subscriber, in whole or in part, in their sole discretion. Funds received by the Company from any subscriber whose subscription is rejected will be returned to such subscriber, without deduction therefrom or interest thereon, but no sooner than such funds have cleared the banking system in the normal course of business.

3.   Representations,  Warranties  and  Covenants  of  Sterling.
     ----------------------------------------------------------

     Sterling  represents,  warrants  and  covenants  as  follows:

          (i) Sterling has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

          (ii) The execution and delivery by Sterling of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which Sterling is a party or by which Sterling or its properties are bound, or any judgment, decree, order or, to Sterling's knowledge, any statute, rule or regulation applicable to Sterling. This
Agreement constitutes the legal, valid and binding obligation of Sterling, enforceable against Sterling in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof is subject to general principles of equity, or (c) the indemnification provisions hereof may be held to be violative of public policy.

          (iii) Sterling will deliver to each purchaser, prior to any submission by such person of a written offer relating to the purchase of the Common Stock and Subscriber Warrants, a copy of the Offering Documents, as they may have been most recently amended or supplemented by the Company.

          (iv) Upon receipt of an executed Subscription Agreement, Sterling will promptly forward copies of the subscription documents to the Company.

          (v) Sterling will not deliver the Offering Documents to any person it does not reasonably believe to be an Accredited Investor or to any person in a state where it does not reasonably believe that the Offering is exempt from the applicable state "Blue Sky" laws.

          (vi) Sterling will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the respective rules and regulations promulgated thereunder (the "Rules and Regulations").

          (vii) Sterling shall use all commercially reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor; and
(b) that any information furnished by a prospective investor is true and accurate. Sterling shall have no obligation to insure that (a) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the subscriber in accordance with its terms; or (b) subject to the performance of Sterling's obligations and the accuracy of Sterling's representations and warranties hereunder, (i) the Offering is exempt from the registration requirements of the Securities Act or any applicable state "Blue Sky" law; or (ii) any prospective purchaser is an Accredited Investor.

          (viii) Sterling is a member of the NASD and is a broker-dealer registered as such under the Exchange Act and under the securities laws of the states in which the Securities will be offered or sold by Sterling, unless an exemption for such state registration is available to Sterling. Sterling is in compliance with all material rules and regulations applicable to Sterling generally and to Sterling's participation in the Offering.

4.   Representations  and  Warranties  of  the  Company.
     --------------------------------------------------

     The  Company  represents  and  warrants  as  follows:

          (i) The execution, delivery and performance of each of this Agreement, the Subscription Agreements and the Escrow Agreement has been duly and validly authorized by the Company and is, or with respect to the Subscription Agreements, will be, a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except to the extent that
(a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity; or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

          (ii) The issuance, sale and delivery by the Company of the Securities have been or will be prior to the Closing duly authorized by all requisite corporate action of the Company. The Placement Agent Shares and the Subscriber Warrant Shares will, prior to the Closing, be duly reserved for issuance upon exercise of the Placement Agent Warrants and the Subscriber Warrants respectively.

          (iii) All issued and outstanding securities of the Company and its subsidiaries have been duly authorized and validly issued, fully paid and non-assessable and to the knowledge of the Company were issued in compliance with all applicable federal and state securities laws except: (i) that the Company may have issued shares of Common Stock in January 2003 to certain stockholders (the "BioBalance Stockholders") of the BioBalance Corporation ("BioBalance") in connection with the Company's acquisition of BioBalance without complying with certain state securities laws or (ii)where any such other failure to comply would not likely have a material adverse effect on the Company and its subsidiaries taken as a whole ("MAE"); to the Company's knowledge the holders thereof have no rights of rescission (except for any rights that the BioBalance Stockholders may have) or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. The Company has 100,000,000 shares of authorized Common Stock,

24,939,776 shares of which are issued and outstanding as of the date hereof and 5,000,000 shares of authorized Preferred Stock, 590,375 of which are outstanding on the date hereof.

          (iv) Except as set forth in the Offering Documents or in the Company's filing with the Securities and Exchange Commission ("SEC Filings") there are:
(i) no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which the Company is or may become obligated to issue, sell or repurchase any securities of the Company; (ii) no restrictions on the transfer of the Company's capital stock imposed by the Company's Articles of Incorporation or Bylaws or any agreement to which the Company is a party, any order of any court or any governmental agency to which the Company is subject and to which it has knowledge or any statute known to the Company other than those imposed by relevant state and federal securities laws; (iii) no cumulative voting or preemptive rights for any of the Company's capital stock; (iv) no registration rights under the Securities Act with respect to the Company's capital stock; (v) no antidilution adjustment provisions or similar rights with respect to the outstanding securities of the Company will be triggered by the issuance of the Securities; (vi) no voting trusts or agreements, shareholders agreements, pledge agreements, buy-sell, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of the Company to which the Company is a party; and (vii) to the best of the Company's knowledge, no options or other rights to purchase securities from its shareholders granted by such shareholders.

          (v) The Common Stock, the Subscriber Warrant Shares and the Placement Agent Warrant Shares, when issued in accordance with the terms of the Subscription Agreement, the Subscriber Warrants and the Placement Agent Warrants and the terms of this Agreement, as the case may be, will be validly issued, fully-paid and non-assessable. The holders of the Securities will not be subject to personal liability under the Company's Articles of Incorporation or Bylaws or, to the Company's knowledge, under the New York Business Corporation Law, solely by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

          (vi) Each of the Company and its subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Documents or in the Company's SEC Filings to be owned or leased by the Company and its subsidiaries), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Documents or in the Company's SEC Filings and liens for taxes not yet due and payable. All of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease.

          (vii) Other than possible litigation that may be brought by a third party to enjoin the Company's currently proposed sale of its home health care business, there is no material litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the Company or its subsidiaries or their properties or business, except as set forth in the Offering Documents or in the Company's SEC Filings. To the best of the Company's knowledge, the Company is not a party to any order, writ, injunction, judgment or decree of any court.

          (viii) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under its respective jurisdiction of incorporation, except for the BioBalance Corporation, which is in the process of taking the action necessary to regain its good standing status in the State of Delaware (and which will be at the Closing). Except as set forth in the Offering Documents or in the Company's SEC Filings, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. Except as set forth in the Offering Documents or in the Company's SEC Filings, the Company owns 100% of the outstanding capital stock of each of its subsidiaries. Each of the Company and its subsidiaries is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a MAE. Each of the Company and its subsidiaries has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Documents or in the Company's SEC Filings, and each of the Company and its subsidiaries is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged, except where failure to so comply would not have a MAE. Any disclosures in the Offering Documents concerning the effects of foreign, federal, state and local regulation on each of the Company's or in the Company's SEC Filings and its subsidiaries' businesses as currently conducted and as contemplated are correct in all material respects. The Company has all corporate power and authority to enter into this Agreement, the Subscription
Agreements, the Common Stock, Subscriber Warrants, Escrow Agreement and Placement Agent Warrants and to carry out the provisions and conditions hereof and thereof and to issue, sell and deliver the Securities. No consents, authorizations, approvals, or orders of, or registration, qualification, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection herewith and therewith or to issue, sell and deliver the Securities, other than registration or qualification, or taking such action to secure exemption from such registration or qualification of the Securities under applicable state, federal or foreign securities laws, which actions have been taken or will be taken prior to the Closing.

          (ix) Each of the Company and its subsidiaries is not in material breach of, or in material default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except where such breach or default would not have a MAE. Each of the Company and its subsidiaries is not in violation of any provision of its charter or

Bylaws or in violation of any material franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation except for the violation of statutes, rules or regulations which would not have a MAE. Neither the execution and delivery of this Agreement and the Subscription Agreements, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Subscription Agreements, nor the compliance by each of the Company and its subsidiaries with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or its subsidiaries may be bound or to which any of the property or assets of the Company or its subsidiaries is subject except where such default, lien, charge or encumbrance would not have a MAE; nor will such action result in any violation of the provisions of the charter or the Bylaws of each of the Company and its subsidiaries or, assuming the due performance by Sterling of its obligations hereunder, any statute, order, rule or regulation applicable to the Company or its subsidiaries of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over each of the Company and its subsidiaries.

          (x) Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than Sterling and there are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Securities.

          (xi) Each of the Company and its subsidiaries owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such license, patent or rights described in the Offering Documents or in the Company's SEC Filings as being owned or possessed by each of the Company and its subsidiaries) and there is no claim or action by any person pertaining to, or proceeding, pending or to the Company's knowledge, threatened, which challenges the rights of each of the Company and its subsidiaries with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of each of the Company's and its subsidiaries' businesses (including, without limitation, any such licenses or rights described in the Offering Documents or in the Company's SEC Filings as being owned or possessed by each of the Company and its subsidiaries) except any claim or action that would not have a MAE; to the best of the Company's knowledge, each of the Company's and its subsidiaries' current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

          (xii) Each of the Company and its subsidiaries is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

          (xiii) Subject to the performance by Sterling of its obligations hereunder, and the accuracy of the representations and warranties made by the respective investors in the Subscription Agreements, the Offering Documents and the offer and sale of the Securities comply, and will continue to comply, through the Offering Period in all material respects with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Documents nor any amendment or supplement thereto, nor any other documents prepared by the Company in connection with the Offering contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Documents are true and correct as of the date of the Offering Documents and will be true and correct in all material respects on the date of each Closing except with respect to the number of shares of Common Stock outstanding, which may change between the date hereof and the date of each Closing due to the conversion of outstanding securities as described in the Offering Documents. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might, in the Company's opinion, become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then existing, not misleading, the Company will promptly notify Sterling and will supply Sterling with amendments or supplements correcting such statement or omission.

          (xiv) All taxes which are due and payable from each of the Company and its subsidiaries have been paid in full or appropriate extensions of such payment have been obtained and each of the Company and its subsidiaries does not have any tax deficiency or claim outstanding assessed or proposed against it.

          (xv) The financial statements of the Company included in the Offering Documents and in the SEC filing fairly present the financial position, in all material respects, of the Company at the respective dates thereof; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except that such financial statements are subject to normal year end audit adjustments and such financial statements do not contain all notes that would be required if such financial statements were audited.

          (xvi) Neither the Company nor its subsidiaries nor any of their respective officers, directors, employees or agents, nor any other person acting on behalf of the Company or its subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of each of the Company or its subsidiaries (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company and its subsidiaries to any material damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company or its subsidiaries as reflected in any of the financial statements contained in the Offering Documents, or (C) if not continued in the future, might adversely affect the assets, business or operations of the Company or its subsidiaries in the future.

          (xvii) The Company is in compliance with all reporting obligations under the Exchange Act and the Common Stock trades on the Pink Sheets; and the Company has filed all documents required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act since December 31, 2002. None of the Company's filings with the Commission since
December 31, 2002 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading since December 31, 2002; the Company has timely filed all requisite forms, reports and exhibits thereto with the Commission, except where such failure to timely file a form, report or exhibit will not have a MAE; and all reports and forms filed subsequent thereto by the Company with the Commission, as amended, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (xviii) Assuming (i) the accuracy of the information provided by the respective investors in the Subscription Agreements and (ii) that Sterling has complied in all material respects with its obligations under this Agreement and, the offer and sale of the Common Stock and Subscriber Warrants pursuant to the terms of the Offering Documents are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.

          (xix) When the Common Stock, the Placement Agent Shares and the Subscriber Warrant Shares shall have been duly delivered to the purchasers and payment shall have been made therefor, the purchasers shall have good and marketable title to the Common Stock, the Placement Agent Warrant Shares and the Subscriber Warrant Shares, as the case may be, free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising through the acts or omissions of the purchasers and except as arising from applicable federal and state securities laws) and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

          (xx) The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by Sterling. No representation or warranty by the Company in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to Sterling contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          (xxi) Upon receipt of an executed Subscription Agreement, Company will promptly forward to Sterling, upon Sterling's request, copies of the subscription documents to the extent that Sterling does not already have copies.

          (xxii) The Company will not deliver the Offering Documents to any person it does not reasonably believe to be an Accredited Investor.

          (xxiii) The Company will not intentionally take any action which it reasonably believes would cause the Offering to violate the provisions of the Securities Act, Exchange Act, or the Rules and Regulations.

          (xxiv) The Company shall use all reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor and (b) that any information furnished by a prospective investor is true and accurate.

          (xxv) Each employee of, or consultant to, the Company and any subsidiary who has or is proposed to have access to confidential or proprietary information of the Company or any subsidiary is a signatory to, and is bound by an agreement with, the Company or otherwise has a fiduciary duty to the Company or any subsidiary, relating to nondisclosure, proprietary information and assignment of patent, copyright and intellectual property rights.

5.   Certain  Covenants  and  Agreements  of  the  Company.
     -----------------------------------------------------

     The Company covenants and agrees at its expense and without any expense to Sterling as follows:

     A. To advise Sterling of any adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Documents occurring at any time prior to a Closing as soon as reasonably practicable after the Company is either informed or becomes aware thereof.

     B. To use its best efforts to cause the Securities to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Offering Documents, the Common Stock, the Subscriber Warrants, the Placement Agent Warrants, Subscriber Warrant Shares and Placement Agent Warrant Shares under the securities laws of such jurisdictions as Sterling shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company. Company's counsel shall perform the required "Blue Sky" services, and all reasonable expenses and disbursements of Company's counsel relating to such "Blue Sky" matters and relating to the Offering shall be paid by the Company.

     C. To apply the net proceeds of the Offering as described in the Offering Documents. Pending utilization, the net proceeds will be invested in short-term, investment grade, interest bearing investments, money market funds, certificates of deposit or guaranteed United States government obligations.

     D. To provide Sterling with as many copies of the Offering Documents as Sterling may reasonably request.

     E. To comply with the terms of the Subscription Agreements, Common Stock, Subscriber Warrants, and Placement Agent Warrants, including, without limitation, the registration rights provisions thereof.

     F. Subsequent to the Offering Period, to use its commercially reasonable efforts to timely file all reports, forms or other documents as may be required from time to time, under the Exchange Act and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Exchange Act and the Rules and Regulations.

     G. Neither the Company nor its subsidiaries nor any of their respective officers, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

     H. To issue to Sterling or its designees, at the Closing, the Placement Agent Warrants which shall be exercisable for a period of five years commencing on the date of issuance and terminating on the fifth anniversary of the final Closing as evidenced by a placement agent warrant certificate of the Company executed and delivered to Sterling on the date of such Closing which shall provide for registration by the Company of the Placement Agent Shares.

     I. To keep available out of its authorized and designated Common Stock, solely for the purpose of issuance upon the exercise conversion of the Placement Agent Warrants , the Common Stock and the Subscriber Warrants, such number of shares of Common Stock, as shall then be issuable upon the exercise of all outstanding Common Stock, Placement Agent Warrants and Subscriber Warrants.

     J. The Company shall upon Closing and in accordance with, and subject to, the terms and conditions of the Purchase and Sale Agreement dated July 15, 2004, and related escrow agreement, as such agreements may be amended, receive and accept the resignations of Jerry Braun and Jacob Rosenberg as directors and executive officers of the Company.

6.   Indemnification.
     ---------------

     The Company agrees to indemnify and hold harmless Sterling, its affiliates, the directors, officers and employees of Sterling and its affiliates and subagent or selected dealer, and each other person or entity, if any, controlling Sterling or any of its affiliates (collectively, "Indemnified Persons"), from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its owners, parents, affiliates, securityholders or creditors for, any losses, claims, damages, liabilities or expenses (including actions, claims or proceedings in respect thereof (collectively, "Actions") brought by or against any person, including stockholders of the Company, and the cost of any investigation and preparation therefore and defense thereof) (collectively, "Losses") (A) related to or arising out of any statements or omissions made in the Memorandum or any exhibit thereto or the services, commitment or other obligations undertaken or being considered by Sterling in this Agreement in connection with the sale of the Securities in the Offering (collectively, "Sterling's Role"), except that the indemnification shall not apply to the Losses of an Indemnified Person that are determined by a court of competent jurisdiction in a final judgment not subject to appeal to have resulted from the bad faith or gross negligence of such Indemnified Person or to Losses arising out of a claim under subsection (A) under this section as to an alleged omission from or misstatement in, the Memorandum or any exhibit thereto if either (i) at or prior to the execution of a Subscription Agreement the copy of the Memorandum and exhibits were not sent or delivered to the subscriber or (ii) the alleged untrue statement was corrected or the omission of a material fact alleged was contained in a supplement or amendment to the Memorandum that was delivered to the subscriber prior to the written acceptance of the subscriber's subscription agreement by the Company.

     Sterling agrees to indemnify the Company, each of its executive officers and each of its directors ( the "Company Indemnified Parties") from any Losses that may be incurred by any Company Indemnified Party relating to any information provided by Sterling for use in the Memorandum, which information was specifically provided to the Company by Sterling in writing for the use in such Memorandum, or as a result of any arising from the breach by Sterling of any of its representations and warranties contained in Section 3(iii), (v), (vi) or (vii) of this Agreement.

     Promptly after receipt by an Indemnified Person or Company Indemnified Person (each an "indemnified party") under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof, however, that no delay on the part of the indemnified party in notifying the indemnifying party shall relieve the indemnifying party from any obligation hereunder unless the indemnifying party is prejudiced by such delay. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a single counsel to represent the indemnified parties who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties thereof against the indemnifying party, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party which consent shall not be unreasonably withheld.

     If such an indemnity provided for in this Agreement is unavailable or insufficient for any Indemnified Person with respect to any Losses, then the indemnifying party, in lieu of indemnifying such Indemnified Person, will contribute to the amount paid or payable by such Indemnified Person as a result of such Losses (i) in such proportion as it is appropriate to reflect the relative benefits received by the Company on the one hand, and Sterling, on the other hand, from the Transactions, or (ii) if the allocation provided by (i) above is not permitted by applicable law in such proportion as is appropriate to reflect not only the relative benefits referred to in (i) above, but also the relative fault on the Company, on the one hand, and of Sterling on the other hand in connection with statements or omissions that resulted in Losses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and Sterling, on the other hand shall be deemed to be in the same proportion as the total proceeds from the Transactions (net of sales commissions, but before deducting other expenses) received by the Company bear to the commissions received by Sterling. The relative fault of the Company, on the one hand, and Sterling, on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to the information supplied by the Company, on the one hand, and Sterling, on the other hand, and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and Sterling agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

     STERLING HEREBY AGREES AND THE COMPANY HEREBY AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SECURITYHOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF STERLING'S ROLE OR THIS PLACEMENT AGENT AGREEMENT.

7.   Payment  of  Expenses.
     ---------------------

     Whether or not the Offering is successfully completed, the Company hereby agrees to bear all of its expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of offering material, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any, and "Blue Sky" counsel fees and expenses. It is agreed that the Company's counsel shall perform the required Blue Sky legal services. In addition, the Company shall be responsible for the fees and expenses of Sterling's counsel, such counsel fees not to exceed $40,000 upon receipt of proper documentation of such expenses.

8.   Conditions  of  the  Closing
     ----------------------------

     Provided the Offering shall have been subscribed for and funds representing such amount thereof shall have cleared, the Closing shall be held at the offices of Sterling's counsel or such other place as mutually agreed upon by the parties. The obligations of Sterling hereunder shall be subject to the continuing accuracy of the representations and warranties, in all material respects, of the Company herein as of the date hereof and as of the date of the Closing as if such representations and warranties had been made on and as of such Closing; the accuracy on and as of the date of each Closing of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of each Closing of its covenants and obligations hereunder and to the following further conditions:

     A. At the Closing, Sterling shall receive the opinion of Blank Rome, counsel to the Company, dated as of the date of the Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for Sterling, to the effect that:

          (i) The Company has the corporate power and authority to execute and deliver each of the Subscription Agreement, this Agreement, the Subscriber Warrants and Placement Agent Warrants (collectively, the "Transaction Documents") and to consummate the transaction provided for therein. The execution, delivery and performance of each of the Transaction Documents has been duly and validly authorized by the Company and each Transaction Document is a valid and binding obligation of the Company, enforceable in accordance with its respective terms.

          (ii) The Shares and Subscriber Warrants to be issued and sold by the Company pursuant to the Memorandum and the Subscription Agreements have been duly authorized by the Company. The Shares, when issued and paid for in accordance with the Subscription Agreement, the Warrant Shares, when issued and paid for in accordance with the Subscriber Warrants, and the Placement Agent Shares, when issued and paid for in accordance with the Placement Agent Warrant, will be validly issued, fully paid and non-assessable; the holders of the Shares and Subscriber Warrants are not and will not be subject to personal liability to third parties solely by reason of being such holders; the issuance of the Shares and the Subscriber Warrants are not and will not be subject to the preemptive rights under the laws of the New York Business Corporation Law or the Company's Certificate of Incorporation and Bylaws; shareholder approval is not required to consummate the sale by the Company of its securities in the Offering as contemplated by the Memorandum and this Agreement. The Shares and Subscriber Warrants conform in all material respects to the description there of in the Memorandum.

          (iii) Each of the Company and its subsidiaries are duly organized and are validly existing as a corporation in good standing under its respective jurisdiction of incorporation.

          (iv) The authorized capital stock of the Company consists of an aggregate of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, par value $.01 per share.

          (v) Neither the execution and delivery of the Placement Agent Agreement, or the Subscription Agreement nor the issuance and sale or delivery of the Common Stock, the Subscriber Warrants, the Placement Agent Warrants, the Subscriber Warrant Shares or the Placement Agent Shares nor the consummation of any of the transactions contemplated in the

Placement Agent Agreement or the Subscription Agreements, nor the compliance by the Company with the terms and provisions thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company.

          (vi) No consent, approval, authorization or order, and no filing with, any court, regulatory body, or governmental authority is required in connection with the issuance of the Securities pursuant to the Offering, the performance by the Company of the Placement Agent Agreement, and the Subscription Agreements and the transactions contemplated thereby, except such as have been or may be obtained under the Securities Act or may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities.

          (vii) Assuming that each purchaser of the Common Stock and Subscriber Warrants is an Accredited Investor, that the representations made by the Company and Purchasers in the Subscription Agreement and the Placement Agent in this Agreement are true and correct at all times during the Offering Period and at the time of the Closing, that the Placement Agent has complied with the provisions of the Placement Agent Agreement and the provisions of Section 4(2) of the Securities Act and Regulation D promulgated thereunder in connection with the offer and sale of the Shares and Subscriber Warrants, that the Company is not disqualified under Rule 507 of the Securities Act from using the exemption available under Rule 506 under the Securities Act, no registration under the Securities Act is required in connection with the offer and sale of the Shares and Subscriber Warrants, subject to a timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act. To the knowledge of such counsel, the offering and sale of the Shares and Subscriber Warrants in the manner contemplated by the PA Agreement and the Transaction Documents will not be integrated, as defined under the Securities Act, with any offering made before the offer and sale of such securities in a manner that would render unavailable any exemption from registration under the provisions of Sections 4(2) of the Securities Act and Regulation D promulgated thereunder.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Sterling's counsel) of other counsel acceptable to Sterling's counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Sterling's counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that Sterling and they are justified in relying thereon.

     B. At or prior to the Closing, counsel for Sterling shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling it to review or pass upon the matters referred to in this Agreement and the Offering Documents, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

     C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the financial condition or operations except where such change would not have a MAE or the business activities, financial or otherwise, of the Company and its subsidiaries from the latest dates as of which such condition is set forth in the Offering Documents; (ii) there shall have been no material transaction, not in the ordinary course of business, entered into by the Company and its subsidiaries which has not been disclosed as having taken place or being contemplated in the Offering Documents or in the Company's SEC Filings or to Sterling in writing;
(iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received except where such default would not have a MAE; (iv) except as set forth in the Offering Documents or in the Company's SEC Filings, the Company shall not have issued any securities (other than those set forth in the Offering Documents or pursuant to the exercise of outstanding warrants or options) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any material adverse change in the indebtedness (long or short term) or liabilities or obligations of the Company and its subsidiaries (contingent or otherwise); (v) no material amount of the assets of the Company and its subsidiaries shall have been pledged or mortgaged, except with respect to assets in the normal course of business and as indicated in the Offering Documents or in the Company's SEC Filings; and (v) no action, suit or proceeding, at law or in equity, against the Company or its subsidiaries or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could have a MAE, except as set forth in the Offering Documents or in the Company's SEC Filings.

     D. The Offering will become qualified or be exempt from qualification under the securities laws of the several states as contemplated by Section 5(B) no later than the date of the Closing and no stop order suspending the sale of the Common Stock and Subscriber Warrants shall have been issued, and no proceedings for that purpose shall have been initiated or threatened.

     E. At the Closing, Sterling shall have received a certificate of the Company signed by its chief executive officer and chief financial officer, dated as of the date of the Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the date of the Closing, the representations and warranties of the Company set forth herein are true and correct.

     F. At the Closing, the Company shall have duly executed and delivered the appropriate amount and designation of Common Stock and Subscriber Warrants to the respective holders thereof.

     G. At the Closing, the Company shall duly and validly issue the Placement Agent Warrants in accordance with the terms hereof.

9.   Termination.
     -----------

     This Agreement shall terminate if a Closing does not take place on or before seven (7) business days following the Offering Period. Either Sterling or the Company may terminate the Agreement in its sole discretion prior to a Closing upon ten (10) days prior written notice to the other party. In the event that the Offering is not successfully completed, then the Company shall immediately pay to Sterling the amount of its out-of-pocket expenses incurred in connection with the offer of the Securities and pay all fees of counsel to Sterling. Upon any termination of the Offering, all subscription documents and payments for the Securities not previously delivered to the purchasers thereof, shall be returned to the respective subscribers, without interest thereon or deduction therefrom, and neither party hereto shall have any further obligation to each other, except as specifically provided herein.

10.  Residual  Period.
     ----------------

     In the event that Sterling introduces an investor to the Company during the term of the Offering and investor purchases any securities or debt within six
(6) months of a closing or the termination of this Agreement, Sterling shall be entitled to compensation in accordance with this Agreement, including cash and Placement Agent Warrants.

11.  Miscellaneous.
     -------------

     A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

     B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered, sent by overnight courier or faxed, addressed as follows:

     To  Sterling:

          Sterling  Financial  Investment  Group,  Inc.
          Mellon  Financial  Building
          1111  Brickell  Avenue,  Ste.  1375
          Miami,  FL  33131
          Fax:  (305)  728-1640
          Attention:  Ricardo  Rivas

     with  a  copy  to:

          Adorno  &  Yoss,  P.A.
          350  East  Las  Olas  Blvd.,  Suite  1700
          Fort  Lauderdale,  Florida  33301
          Fax:  (954)  766-7800
          Attention:  Joel  D.  Mayersohn,  Esq.

     to  the  Company:

          New  York  Health  Care,  Inc.
          1850  McDonald  Avenue
          Brooklyn,  New  York  11223
          Fax:  (718)  375-4007
          Attention:  Jacob  Rosenberg
          Vice  President  and  Chief  Operating  and  Financial  Officer

     with  a  copy  to:

          Blank  Rome
          405  Lexington  Avenue
          New  York,  New  York  10174
          Fax:  (212)  885-5001
          Attention:  Ethan  Seer,  Esq.

or  to  such  other  address  of  which  written  notice is given to the others.

     C. This Agreement shall be governed by and construed in all respects under the laws of the State of Florida, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in any Florida State court sitting in the County of Florida and any Federal court sitting in the Southern District of the State of Florida. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of Florida and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

     D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto with respect to the subject Offering and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                              NEW YORK HEALTH CARE, INC.


                                              By: /s/ Jerry Braun
                                                 -------------------------------
                                              Name: Jerry  Braun
                                                    ----------------------------
                                              Title:  President  &  CEO
                                                      --------------------------


STERLING FINANCIAL
INVESTMENT GROUP, INC.


By: /s/ Ricardo A. Rivas
    ---------------------------------
Name: Ricardo A. Rivas
      -------------------------------
Title: Managing Director
       ------------------------------

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